UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported): April 24, 2015

ION Geophysical Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12691 (Commission file number)	22-2286646 (I.R.S. Employer Identification No.)

2105 CityWest Blvd, Suite 400
Houston, Texas 77042-2839
(Address of principal executive offices, including Zip Code)

(281) 933-3339
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

Steven A. Bate, Executive Vice President and Chief Financial Officer of ION Geophysical Corporation (the “Company”), will be presenting at approximately 10:00 a.m. Central Time on April 24, 2015, at the Burkenroad Reports Investment Conference to be held in New Orleans, Louisiana, on April 24, 2015.
A copy of the presentation slides from the presentation will be available in the “Investor Relations” section of the Company’s website at www.iongeo.com on the day of the presentation and will be archived there for approximately 90 days. The information contained in Item 7.01 of this report (i) is not to be considered “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (ii) shall not be incorporated by reference into any previous or future filings made by or to be made by the Company with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.
The presentation referenced in this report and any oral or written statements made in connection with the presentation may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements may include statements concerning estimated revenues, gross margins, sales and operating expenses, market growth, outcome of litigation, timing of product introduction and commercialization, sales expected to result from backlog, future liquidity and cash levels, benefits expected to result from OceanGeo, and other statements that are not statements of historical fact. Actual results may vary materially from those described in the forward-looking statements. All forward-looking statements will reflect numerous assumptions and involve a number of risks and uncertainties. These risks and uncertainties include risks associated with pending and future litigation, including the risks associated with the lawsuit brought by WesternGeco; the timing and development of products and services and market acceptance of new and revised product offerings; economic downturns and volatile credit environments; the operation of OceanGeo; level and terms of indebtedness and compliance with debt covenants; audit adjustments and other modifications to financial statements not currently foreseen; competitors’ product offerings and pricing pressures resulting therefrom; risks that sources of capital may not prove adequate; collection of receivables; and technological and marketplace changes affecting product lines. Additional risk factors, which could affect actual results, are disclosed by the Company from time to time in its filings with the SEC, including its Annual Report on Form 10-K filed with the SEC for fiscal year 2014, and its Quarterly Reports on Form 10-Q filed during 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2015	ION GEOPHYSICAL CORPORATION
By: /s/ Jamey S. Seely Jamey S. Seely Executive Vice President, General Counsel and Corporate Secretary